UST Form 11-PCR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFSOUTHERN TEXAS HOUSTON DIVISION In re: QVC Group, Inc. Debtor(s) § § § § Case No. 26-90447 Lead Case No. 26-90447 Jointly Administered Post-confirmation Report Chapter 11 Quarter Ending Date: 09/30/2026 Petition Date: 04/16/2026 Plan Confirmed Date:07/20/2026 Plan Effective Date: 08/06/2026 Signature of Responsible Party Printed Name of Responsible Party /s/ Jason S. Brookner Jason S. Brookner Date Address 10/30/2026 Gray Reed 1845 Woodall Rodgers Fwy, Ste. 1300, Dallas, TX 75201 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post-confirmation Report relates to: Name of Authorized Party or Entity Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 1 of 10

Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 2 of 10

Debtor's Name QVC Group, Inc. Case No. 26-90447

Part 1: Summary of Post-confirmation Transfers

	Current Quarter	Total Since Effective Date
a. Total cash disbursements	$0	$0
b. Non-cash securities transferred	$0	$0
c. Other non-cash property transferred	$0	$0
d. Total transferred (a+b+c)	$0	$0

Part 2: Preconfirmation Professional Fees and Expenses

				Approved Current	Approved Cumulative	Paid Current Quarter	Paid Cumulative
a.	Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor		Aggregate Total				
	Itemized Breakdown by Firm						
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Debtor's Name QVC Group, Inc. Case No. 26-90447

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UST Form 11-PCR (12/01/2021) 4 Debtor's Name QVC Group, Inc. Case No. 26-90447 lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxviii lxxix lxxx lxxxi lxxxii lxxxiii lxxxiv lxxxv lxxxvi lxxxvii lxxxvii lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Approved Cumulative Paid Current Quarter Paid Cumulative b. Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 4 of 10

UST Form 11-PCR (12/01/2021) 5 Debtor's Name QVC Group, Inc. Case No. 26-90447 vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxviii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 5 of 10

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Debtor's Name QVC Group, Inc. Case No. 26-90447

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Debtor's Name QVC Group, Inc. Case No. 26-90447

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

	Total Anticipated Payments Under Plan	Paid Current Quarter	Paid Cumulative	Allowed Claims	% Paid of Allowed Claims
a. Administrative claims	$0	$0	$0	$0	0%
b. Secured claims	$0	$0	$0	$0	0%
c. Priority claims	$0	$0	$0	$0	0%
d. General unsecured claims	$0	$0	$0	$0	0%
e. Equity interests	$0	$0	$0		

Part 4: Questionnaire

a. Is this a final report? Yes ○ No ◉

If yes, give date Final Decree was entered: ________

If no, give date when the application for Final Decree is anticipated: ________

b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes ◉ No ○

UST Form 11-PCR (12/01/2021) 7

UST Form 11-PCR (12/01/2021) 8 Debtor's Name QVC Group, Inc. Case No. 26-90447 Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post-confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Signature of Responsible Party Printed Name of Responsible Party Title Date /s/ Bill Wafford Chief Financial Officer & Chief Administrative Officer Bill Wafford 10/30/2026 Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 8 of 10

UST Form 11-PCR (12/01/2021) 9 Debtor's Name QVC Group, Inc. Case No. 26-90447 Page 1 Page 2 Minus Tables Bankruptcy Table 1-50 Other Page 1 Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 9 of 10

UST Form 11-PCR (12/01/2021) 10 Debtor's Name QVC Group, Inc. Case No. 26-90447 Non-Bankruptcy Table 51-100 Non-Bankruptcy Table 1-50 Part 3, Part 4, Last Page Bankruptcy Table 51-100 Case 26-90447 Document 1052 Filed in TXSB on 10/30/26 Page 10 of 10

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF TEXAS HOUSTON DIVISION ) In re: ) Chapter 11 ) QVC GROUP, INC., et al.,1 ) Case No. 26-90447 (ARP) ) Reorganized Debtors. ) (Jointly Administered) ) GLOBAL NOTES AND STATEMENTS OF LIMITATIONS, METHODOLOGY, AND DISCLAIMERS REGARDING THE REORGANIZED DEBTORS’ POST - CONFIRMATION REPORTS FOR THE PERIOD OF AUGUST 6, 2026 THROUGH SEPTEMBER 30, 20262 On April 16, 2026 (the “Petition Date”), the above-captioned debtors and debtors in possession (each, a “Debtor,” and collectively, the “Debtors” and, on and after the Plan Effective Date, the “Reorganized Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the Southern District of Texas (the “Court”) commencing cases for relief under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”). On April 17, 2026, the Court entered an order authorizing the joint administration of these Chapter 11 Cases pursuant to Bankruptcy Rule 1015(b) under the lead case In re QVC Group, Inc., No. 26-90447 (ARP) [Docket No. 17]. On May 6, 2026, the United States Trustee for the Southern District of Texas (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Docket No. 198]. On July 20, 2026, the Court entered the Order (I) Approving the Debtors’ Disclosure Statement for the Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, (II) Confirming the Second Amended Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, and (III) Granting Related Relief [Docket No. 722] confirming the Second Amended Joint Prepackaged Plan of Reorganization of QVC Group, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 389] (the “Plan”). On August 6, 2026 (the “Plan Effective Date”), the Effective Date of the Plan occurred, and the Debtors became the Reorganized Debtors. 1 A complete list of each of the Reorganized Debtors in these chapter 11 cases may be obtained on the website of the Reorganized Debtors’ claims and noticing agent at https://restructuring.ra.kroll.com/QVC. The location of Reorganized Debtor QVC Group, Inc.’s corporate headquarters and the Reorganized Debtors’ service address in these chapter 11 cases is 1200 Wilson Drive, West Chester, Pennsylvania 19380. 2 A detailed description of the Reorganized Debtors and their business, including the facts and circumstances giving rise to the Reorganized Debtors’ Chapter 11 Cases, is set forth in the Declaration of Bill Wafford in Support of the Debtors’ Chapter 11 Petitions and First Day Motions [Docket No. 4] (the “First Day Declaration”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan or the First Day Declaration, as applicable. Case 26-90447 Document 1052-1 Filed in TXSB on 10/30/26 Page 1 of 4

2 The factual background regarding the Reorganized Debtors, including their business operations, their capital and debt structures, and the events leading to the filing of these Chapter 11 Cases, is set forth in detail in the First Day Declaration. Additional information about the Chapter 11 Cases, court filings, and claims information is available at the website maintained by the Reorganized Debtors’ claims and noticing agent: https://restructuring.ra.kroll.com/QVC. Except where noted, the Reorganized Debtors have prepared and filed the attached quarterly post-confirmation reports (each a “PCR”) for the period including August 6, 2026 through September 30, 2026 (the “Reporting Period”) with the assistance of their advisors solely for the purpose of complying with the quarterly post-confirmation reporting requirements applicable in the Chapter 11 Cases and the instructions provided by the Office of the U.S. Trustee. The financial information contained herein is limited in scope and is presented on a preliminary and unaudited basis. As such, the PCR has not been subject to procedures that would typically be applied to financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Upon the application of such procedures, the financial information could be subject to changes, which could be material. Solely to comply with their obligations to provide PCRs during these Chapter 11 Cases, the Reorganized Debtors have prepared this PCR using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. Unless otherwise noted herein, the PCR generally reflects the Reorganized Debtors’ books and records and relevant financial activity occurring during the Reporting Period. Except as may be otherwise noted, no adjustments have been made for activity occurring after the close of the Reporting Period. The PCR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Reorganized Debtors or their affiliates. The PCR presents the Reorganized Debtors’ best estimates of responsive information for the Reporting Period, but there can be no assurance that such information is complete, and the PCR may be subject to material revision. These notes, statements, and limitations should be referred to, and referenced in connection with, any review of the PCR, of which they comprise an integral and material part. RESERVATION OF RIGHTS In preparing the PCR, the Reorganized Debtors relied on financial data derived from their books and records that was available at the time of such preparation. Although the Reorganized Debtors made commercially reasonable efforts to ensure the accuracy and completeness of the PCR, inadvertent errors or omissions may exist. Accordingly, the Reorganized Debtors hereby reserve all rights to dispute the validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement that may be set forth in this PCR. Further, the Reorganized Debtors reserve the right to amend or supplement this PCR in all respects, if necessary or appropriate, but undertake no obligation to do so. Nothing contained in this PCR shall constitute a waiver of any of the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases or otherwise. Case 26-90447 Document 1052-1 Filed in TXSB on 10/30/26 Page 2 of 4

3 Specifically, nothing contained in this PCR shall constitute a waiver or admission by the Reorganized Debtors in any respect nor shall this PCR or any information set forth herein waive or release any of the Reorganized Debtors’ rights or admission with respect to the Chapter 11 Cases or their estates, including with respect to, among other things, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the Bankruptcy Code, and/or causes of action under the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. For the reasons discussed above, there can be no assurance that the financial information presented herein is complete, and readers are cautioned not to rely on the PCR for any reason. Unless otherwise indicated, all amounts in the PCR are reflected in U.S. dollars. SUPPORTING DOCUMENTATION AND CERTAIN ADJUSTMENTS, LIMITATIONS, METHODOLOGY, AND DISCLAIMERS While the Reorganized Debtors do not restate the above notes and reservations or rights in their entirety here, such notes and reservations apply to the entire PCR and each individual response or other item included in the PCR. In addition to such notes and reservations, the Reorganized Debtors offer the following explanatory notes. Part 1. Summary of Post-Confirmation Transfers. • Cash disbursements are presented based on the entity from which the cash was disbursed and exclude intercompany and Reorganized Debtor-to-Reorganized Debtor transactions. Cash disbursements include payments made under the Plan and payments made in the ordinary course of business. • Pursuant to the Plan, Holders of Allowed RCF Claims (Class B3) and Allowed QVC Notes Claims (Class B4) are entitled to receive their Pro Rata share of the QVC Funded Debt Plan Consideration, consisting of QVC Distributable Cash, the Takeback Debt, and 100% of the QVC New Equity Interests, subject to dilution by the MIP Shares, as applicable. Holders of Allowed LINTA Notes Claims (Class C3) are entitled to receive their Pro Rata share of the LINTA Distributable Cash. Additionally, pursuant to the Plan, Holders of Allowed RCF Claims and Allowed QVC Notes Claims received QVC New Equity Interests and Takeback Debt. Part 3. Recoveries of the Holders of Claims and Interests Under Confirmed Plan • General Unsecured Claims. As further described in the First Day Declaration, the obligations of the Debtors under the Revolving Credit Facility and the QVC, Inc. Notes were secured by the stock of QVC, Inc. As described in Part 1 above, Holders of Allowed RCF Claims (Class B3) and Allowed QVC Notes Claims (Class B4) are entitled to receive their Pro Rata share of the QVC Funded Debt Plan Consideration. The Holders of RCF Letter of Credit Claims are entitled to Cash equal to the full amount of such Claims, and any RCF Letter of Credit that remained undrawn and outstanding as of the Plan Effective Date was rolled into the Exit ABL Facility, cancelled or returned undrawn, or cash collateralized or otherwise backstopped. Pursuant to the Plan, Holders of Allowed LINTA Notes Claims (Class C3) are entitled to receive their Pro Rata share of the LINTA Distributable Cash in full and final satisfaction of such Claims. All other General Unsecured Claims are Unimpaired under the Plan and are being paid in full in Cash in the ordinary course of business, have been Reinstated or otherwise rendered Unimpaired, or were paid pursuant Case 26-90447 Document 1052-1 Filed in TXSB on 10/30/26 Page 3 of 4

4 to orders of the Court granting first day relief. Such Claims are not subject to a claims reconciliation process, and the amounts reported on the line for general unsecured claims do not include payments on account of such Claims. Case 26-90447 Document 1052-1 Filed in TXSB on 10/30/26 Page 4 of 4